Exhibit 32.1
AMETEK, Inc.
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of AMETEK, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David A. Zapico, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(a)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID A. ZAPICO
David A. Zapico
Chairman of the Board and Chief Executive Officer

Date: February 22, 2024

A signed original of this written statement required by Section 906 has been provided to AMETEK, Inc. and will be retained by AMETEK, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.